Exhibit 10.3
SKYE BIOSCIENCE, INC.
SECURED NOTE AND WARRANT PURCHASE AGREEMENT
THIS SECURED NOTE AND WARRANT PURCHASE AGREEMENT (this “Agreement”) is made as of August 15, 2023 by and among Skye Bioscience, Inc., a Nevada corporation (the “Company”), and MFDI, LLC, a California limited liability company (“Investor”).
THE PARTIES HEREBY AGREE AS FOLLOWS:
SECTION 1

ISSUANCE OF SECURED NOTE AND WARRANT
1.1Issuance of Secured Note. Subject to the terms and conditions of this Agreement, at the Closing (as defined below), the Company shall issue and sell to Investor a convertible secured promissory note (the “Secured Note”) in the principal amount of $5,000,000 (the “Principal Amount”), against payment by Investor to the Company of the Principal Amount by check, wire transfer of immediately available funds to an account designated by the Company or any combination thereof. The Secured Note shall be in the form of Exhibit A attached hereto. The purchase price of each Secured Note shall be equal to 100% of the Principal Amount of such Secured Note. Capitalized but otherwise undefined terms used herein shall have the meanings provided therefor in the Secured Note.
1.2Issuance of Warrant. Subject to the terms and conditions of this Agreement, concurrent with the purchase and sale of the Secured Note, the Company shall issue and sell to the Investor a warrant (the “Warrant”) in the form attached hereto as Exhibit B attached hereto.
SECTION 2

CLOSINGS
1.1Closing. The closing of the purchase and sale of the Secured Note hereunder (the “Closing”) shall take place remotely via exchange of documents electronically or by fax, and by payment of the Principal Amount(s) per Section 1.1, on the date of this Agreement.
1.2Delivery. At the Closing, (a) Investor shall deliver to the Company a check or wire transfer of immediately available funds in the amount of Investor’s Principal Amount, (b) the Company shall execute and deliver to Investor a copy of the Secured Note and Warrant. The Secured Note and Warrant shall be a binding obligation of the Company upon execution thereof by the Company and delivery thereof to Investor.
SECTION 3

REPRESENTATIONS AND WARRANTIES OF INVESTORS
Investor hereby represents, warrants and covenants to the Company, as of the date of the Closing, with respect to Investor and as of the date of any conversion of all or part of the amount then outstanding under the Secured Note issued to Investor into shares of the Company’s capital stock or other securities, as follows:
1.1Purchase for Own Account. Investor represents that it is acquiring the Secured Note, the Warrant and all equity securities issuable, directly or indirectly, upon conversion of the

Secured Note and Warrant (collectively, the “Securities”) solely for investment for Investor’s own account not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. The acquisition by Investor of any of the Securities shall constitute confirmation of the representation by Investor that Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities.
1.2Disclosure of Information; Risks and Uncertainties. Investor has conducted its own independent investigation, review and analysis of the Company, and has received all the information that Investor considers necessary or appropriate for deciding whether to acquire the Securities. Investor further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities and the business, properties, prospects and financial condition of the Company. With respect to any forecasts, projections of results and other forward-looking statements and information provided to Investor, Investor acknowledges that there is no assurance that such statements will prove accurate, and the Company has no obligation to update such statements. Investor acknowledges and agrees that: (a) in making its decision to enter into this Agreement and to consummate the transactions contemplated hereby, Investor has relied solely upon its own investigation and the express representations and warranties of the Company set forth in this Agreement; and (b) neither the Company nor any other person has made any representation or warranty as to the Company or this Agreement, except as expressly set forth in this Agreement.
1.3Investment Experience. Either (a) Investor or its officers, directors, managers or controlling persons has a preexisting personal or business relationship with the Company or its officers, directors or controlling persons, or (b) Investor, by reason of its own business and financial experience, has the capacity to protect its own interests in connection with the investment contemplated hereby. Investor represents that it is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities. Investor acknowledges that any investment in the Securities involves a high degree of risk, and represents that it is able, without materially impairing its financial condition, to hold the Securities for an indefinite period of time and to suffer a complete loss of its investment.
1.4Accredited Investor. Investor represents that it is an “accredited investor” within the meaning of Securities and Exchange Commission (“SEC”) Rule 501 of Regulation D, as presently in effect.
1.5Restrictions on Transfer. Investor understands that the Securities are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act of 1933, as amended (the “Act”), only in certain limited circumstances. In this connection, Investor represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act. INVESTOR UNDERSTANDS AND ACKNOWLEDGES HEREIN THAT AN INVESTMENT IN THE COMPANY’S SECURITIES INVOLVES AN EXTREMELY HIGH DEGREE OF RISK AND MAY RESULT IN A COMPLETE LOSS OF HIS, HER OR ITS INVESTMENT. Investor understands that the Securities have not been and will not be registered under the Act and have not been and will not be registered or qualified in any state in which they are offered, and thus Investor will not be able to resell or otherwise transfer his, her or its Securities unless they are registered under the Act and registered or qualified under applicable state securities laws, or an exemption from such registration or qualification is available. Investor has no immediate need for liquidity in connection with this investment and does not anticipate that it will need to sell his, her or its Securities in the foreseeable future.
1.6Further Limitations on Disposition. Without in any way limiting the representations set forth above, Investor further agrees not to make any disposition of all or any portion of the Securities except in accordance with applicable securities laws and unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 3, and:
(a)there is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or
(b)(i) Investor shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if reasonably requested by the Company, Investor shall have furnished the Company with an opinion of counsel reasonably satisfactory to the Company that such disposition will not require registration of such shares under the Act.
(c)Notwithstanding the provisions of subsections (a) and (b) above, no such registration statement or opinion of counsel shall be necessary for a transfer by, if Investor is a partnership or limited liability company, to a partner of such partnership or a member of such limited liability company or a retired partner of such partnership who retires after the date hereof or a retired member of such limited liability company who retires after the date hereof, or to the estate of any such partner, retired partner, member or retired member or the transfer by gift, will or intestate succession by any partner or member to his or her spouse or to the siblings, lineal descendants or ancestors of such partner or member or his or her spouse, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if he or she were an original Investor hereunder.
1.7Legends. Investor understands that the Securities, and any securities issued in respect thereof or exchange therefor, may bear one or all of the following legends (or comparable legend thereto):
(a)“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”
(b)Any legend required by (i) any applicable securities laws or (ii) the Company’s certificate of incorporation or bylaws or any other agreement between the Company and Investor.
1.8No “Bad Actor” Disqualification Events. Neither (a) Investor, (b) any of its directors, executive officers, other officers that may serve as a director or officer of any company in which it invests, general partners or managing members, nor (c) any beneficial owner of the Company’s voting equity securities (in accordance with Rule 506(d) of the Act) held by the Investor is subject to any of the “bad actor” disqualifications described in Rule 506(d)(1)(i) through (viii) under the Act (“Disqualification Events”), except for Disqualification Events covered by Rule 506(d)(2)(ii) or (iii) or (d)(3) under the Act and disclosed reasonably in advance of the applicable Closing in writing in reasonable detail to the Company.
1.9Foreign Investors. If Investor is not a United States person (as defined by Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended), Investor hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Securities or any use of this Agreement, including (a) the legal requirements within its jurisdiction for the purchase of the Securities, (b) any foreign exchange restrictions applicable to such purchase, (c) any governmental or other consents that may need to be obtained, and (d) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Securities. Investor’s subscription and payment for and continued beneficial ownership of the Securities will not violate any applicable securities or other laws of Investor’s jurisdiction.
1.10Residence. If Investor is an individual, then Investor resides in the state or province identified in the address of Investor set forth on the signature pages hereto; if Investor is a partnership, corporation, limited liability company or other entity, then the office or offices of Investor in which its principal place of business is identified in the address or addresses of Investor set forth on the signature pages hereto.
SECTION 4

REPRESENTATIONS AND WARRANTIES OF THE COMPANY
The Company hereby represents and warrants to each Investor as of the date hereof that:
1.1Organization, Good Standing and Qualification. The Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. The Company has the requisite corporate power to own and operate its properties and assets and to carry on its business as now conducted and as proposed to be conducted. The Company is qualified to do business in each jurisdiction where the nature of its properties of the conduct of its business requires it to be so qualified to do business and where the failure so to qualify could result in a material adverse effect on the Company.
1.2Authorization. All action on the part of the Company necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder, and the authorization, issuance (or reservation for issuance), sale and delivery of the Securities, has been taken or will be taken prior to each Closing. Each of this Agreement and the Secured Note and Warrant issued hereunder (collectively, the “Transaction Documents”) constitutes the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, and (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.
1.3Absence of Required Consents; No Violations. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by the Transaction Documents, except for such filing(s) pursuant to applicable securities laws as may be necessary, which filings will be timely effected after the relevant Closing. The Company is not in violation or default (a) of any provision of its certificate of incorporation or bylaws, or (b) in any material respect of any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound, or, to its knowledge, of any provision of any federal or state statute, rule or regulation which is, to the Company’s knowledge, applicable to the Company, except in the case of this clause (b) for such violations or defaults which could not reasonably be expected to result in a material adverse effect on the Company.
1.4Offering. Subject in part to the truth and accuracy of each Investor’s representations set forth in Section 3 of this Agreement, the offer, sale and issuance of the Secured Note and Warrant as contemplated by this Agreement are exempt from the registration requirements of the Act and will not result in a violation of the qualification or registration requirements of the any applicable state securities laws.
1.5Litigation. There is no action, suit, proceeding or investigation pending or, to the Company’s knowledge, currently threatened against the Company that questions the validity of this Agreement, the right of the Company to enter into this Agreement, or to consummate the transactions contemplated hereby.
SECTION 5

MISCELLANEOUS
1.1Survival of Representations, Warranties and Covenants. The warranties, representations and covenants of the Company and Investor contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and all Closings and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Investor or the Company.
1.2Security Interest in Avalite Facility. Promptly following the Closing, the Company will use its reasonable best efforts to grant Investor a security interest in the Company’s real property located at 9295 198 St, Langley Twp, BC V1M 3J9 Canada (the “Avalite Facility”) as collateral for the obligations under the Note, pursuant to documentation reasonably required under applicable law in order to grant such security interest.
1.3Successors and Assigns. Except as otherwise provided therein, the terms and conditions of this Agreement and the other Transaction Documents shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.
1.4Governing Law. This Agreement is to be construed in accordance with and governed by the internal laws of the State of California without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the parties.
1.5Dispute Resolution. The parties hereby irrevocably and unconditionally (a) submit to the jurisdiction of the federal and state courts located within the geographical boundaries of the United States District Court for the Eastern District of California for the purpose of any suit, action or other proceeding arising out of or based upon any of the Transaction Documents, (b) agree not to commence any suit, action or other proceeding arising out of or based upon any of Transaction Documents except in the federal and state courts located within the geographical boundaries of the United States District Court for the Eastern District of California, and (c) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.
1.6Waiver of Right to Jury Trial. EACH OF INVESTOR AND THE COMPANY, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY AS TO ANY ISSUE RELATING HERETO IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT.
1.7Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including PDF or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., DocuSign) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.
1.8Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.
1.9Notices. Except as may be otherwise provided herein, all notices, requests, waivers and other communications made pursuant to this Agreement shall be in writing and shall be conclusively deemed to have been duly given (a) when hand delivered to the other party; (b) when sent by electronic mail, to the address set forth on such party’s signature page if sent between 8:00 am and 5:00 pm recipient’s local time on a business day, or on the next business day if sent by electronic mail other than between 8:00 am and 5:00 pm recipient’s local time; (c) three business days after deposit in the U.S. mail with first class or certified mail receipt requested postage prepaid and addressed to the other party at the address set forth on such party’s signature page; or (d) the next business day after deposit with a national overnight delivery service, postage prepaid, addressed to the applicable party’s address set forth on such party’s signature page with next business day delivery guaranteed, provided that the sending party receives a confirmation of delivery from the delivery service provider. A party may change or supplement the addresses set forth on such party’s signature page, or designate additional addresses, for purposes of this Section 5.8 by giving (in the case of the Company changing or supplementing its address) the Investor or (in the case of an Investor changing or supplementing Investor’s address) the Company, as applicable, written notice of the new address in the manner set forth above.
1.10Finder’s Fee. Each party represents that it neither is nor will be obligated for any finder’s fee or commission in connection with the transactions contemplated by this Agreement. Each Investor agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder’s fee (and the costs and expenses of defending against such liability or asserted liability) for which Investor or any of its officers, employees, or representatives is responsible. The Company agrees to indemnify and hold harmless each Investor from any liability for any commission or compensation in the nature of a finder’s fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.
1.11Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) by a writing signed by the Company and Investor.

1.12Enforceability; Severability. The parties hereto agree that each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law. If one or more provisions of this Agreement are held to be unenforceable under applicable law, (a) such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement, and (b) the balance of the Agreement shall be interpreted as if such provision were so modified and shall be enforceable in accordance with its terms.
1.13Corporate Securities Law. THE SALE OF THE SECURITIES THAT ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.
1.14Expenses. Each party shall pay all of its own costs and expenses (including attorneys’ fees and disbursements) that it incurs with respect to the negotiation, execution and delivery of the Transaction Documents.
1.15Interpretation. In this Agreement and the other Transaction Documents, except to the extent the context otherwise requires: (a) any reference in this Agreement or other Transaction Document to a Section, a Schedule or an Exhibit is a reference to a Section thereof, a schedule thereto or an exhibit thereto, respectively, and to a subsection thereof or a clause thereof is, unless otherwise stated, a reference to a subsection or a clause of the Section or subsection in which the reference appears; (b) the words “hereof,” “herein,” “hereto,” “hereunder” and the like mean and refer to this Agreement or other Transaction Document as a whole and not merely to the specific Section, subsection, paragraph or clause in which the respective word appears; (c) the meaning of defined terms shall be equally applicable to both the singular and plural forms of the terms defined; (d) references to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto; (e) references to statutes or regulations are to be construed as including all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation referred to; and (f) the captions and headings are for convenience of reference only and shall not affect the construction of this Agreement or other Transaction Document.
1.16Further Assurances. Each party agrees to cooperate fully with the other parties and to execute such further instruments, documents and agreements and to give such further written assurance as may be reasonably requested by any other party to evidence and reflect the transactions described in this Agreement and the other Transaction Documents and contemplated hereby and thereby and to carry into effect the intents and purposes of this Agreement and the other Transaction Documents.
1.17Acknowledgment; Waiver of Conflicts. Investor acknowledges that: (a) it has read this Agreement; (b) it has been represented in the preparation, negotiation and execution of this Agreement by legal counsel of its own choice or has voluntarily declined to seek such counsel; and (c) it understands the terms and consequences of this Agreement and is fully aware of the legal and binding effect of this Agreement. Investor understands that the Company has been represented in the preparation, negotiation and execution of this Agreement by Morrison & Foerster LLP, counsel to the Company, and that Morrison & Foerster LLP has not represented Investor or any stockholder, director or employee of the Company or Investor in the preparation, negotiation and execution of this Agreement. Investor acknowledges that Morrison & Foerster

LLP may have in the past represented and may now be or may in the future represent Investor or its affiliates in matters unrelated to the transactions contemplated by this Agreement, including the representation of Investor or its affiliates in matters of a nature similar to those contemplated by this Agreement. The Company and Investor hereby acknowledges that it has had an opportunity to ask for and has obtained information relevant to such representation, including disclosure of the reasonably foreseeable adverse consequences of such representation, and hereby waives any conflict arising out of such representation with respect to the matters contemplated by this Agreement.
1.18Confidentiality. Investor agrees that Investor will keep confidential and will not, without the prior written consent of the Company, disclose, divulge or use for any purpose (other than to monitor its investment in the Company), any confidential information obtained from the Company pursuant to or in connection with the Transaction Documents, unless such confidential information (a) is known or becomes known to the public in general (other than as a result of a breach of this Section 5.18 by Investor), (b) is or has been independently developed or conceived by Investor without use of the Company’s confidential information, or (c) is or has been made known or disclosed to Investor by a third party without a breach of any direct or indirect duty or obligation of confidentiality such third party may have to the Company.
1.19Attorneys’ Fees. If any litigation or other dispute resolution proceeding is commenced between the parties to this Agreement to enforce or determine the rights or responsibilities of the parties, the prevailing party or parties in the proceeding will be entitled to receive, in addition to any other relief granted, its reasonable attorneys' fees, expenses, and costs incurred preparing for and participating in the proceeding.
1.20Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement among the parties with respect to the subject matter hereof and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein.
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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date(s) indicated below.
COMPANY:

SKYE BIOSCIENCE, INC.
By: /s/ Punit Dhillon
Name:    Punit Dhillon
Title:     Chief Executive Officer
Address:    11250 El Camino Real, Suite 100
    San Diego, CA 92130
Email:

Signature Page to Secured Note and Warrant Purchase Agreement

INVESTOR:
MFDI, LLC
By: /s/ Robert E. Hawk
Name:    Robert E. Hawk
Title:    Chief Executive Officer
Address:    786 Rd 188, Delano, CA 93215

Email:
Signature Page to Secured Note and Warrant Purchase Agreement

EXHIBIT A
FORM OF CONVERTIBLE SECURED PROMISSORY NOTE

EXHIBIT B
FORM OF WARRANT